 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   February 7, 2008

BORGWARNER INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-12162 (Commission File No.)	13-3404508 (IRS Employer Identification No.)

3850 Hamlin Road
Auburn Hills, MI 48326
(Address of principal executive offices)

Registrant=s telephone number, including area code:
(248) 754-9200

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02              Results of Operations and Financial Condition

On February 7, 2008, BorgWarner Inc. issued a press release, furnished as Exhibit 99.1 and incorporated in this Item 2.02 by reference, announcing the company’s year end results.  The information contained in the Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 9.01              Financial Statements and Exhibits

(c)   Exhibits

99.1           Press Release of BorgWarner Inc. dated February 7, 2008 accouncing results for the fourth quarter and full-year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BORGWARNER INC.

 /s/ John J. Gasparovic
-----------------------------------------------
John J. Gasparovic
Vice President, General Counsel & Secretary

Dated: February 7, 2008